SUMMARY PROSPECTUS
TRRIX PARIX RRTIX	Investor Class Advisor Class R Class
October 1, 2016
T. Rowe Price Retirement Balanced Fund
A fund managed based on a specific retirement year that seeks capital growth and income through investments in a combination of T. Rowe Price stock and bond funds.

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at troweprice.com/prospectus. You can also get this information at no cost by calling
1-800-638-5660, by sending an e-mail request to info@troweprice.com, or by contacting your financial intermediary. This Summary Prospectus incorporates by reference the fund’s prospectus, dated October 1, 2016, as amended or supplemented, and Statement of Additional Information, dated October 1, 2016, as amended or supplemented.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary	1

Investment Objective

The fund seeks the highest total return over time consistent with an emphasis on both capital growth and income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Fees and Expenses of the Fund*

	Investor Class	Advisor Class	R Class
Shareholder fees (fees paid directly from your investment)
Maximum account fee	$20 [a]	—	—
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.00%	0.00%	0.00%

Distribution and service (12b-1) fees	0.00	0.25	0.50

Other expenses	0.00	0.00	0.00

Acquired fund fees and expenses	0.57	0.57	0.57

Total annual fund operating expenses	0.57	0.82	1.07

* While the fund itself charges no management fee, it will indirectly bear its pro-rata share of the expenses of the underlying T. Rowe Price funds in which it invests (acquired funds). The acquired funds are expected to bear the operating expenses of the fund.

a Subject to certain exceptions, accounts with a balance of less than $10,000 are charged an annual $20 fee.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 year	3 years	5 years	10 years
Investor Class	$58	$183	$318	$714
Advisor Class	84	262	455	1,014
R Class	109	340	590	1,306

Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance.

T. Rowe Price	2

During the most recent fiscal year, the fund’s portfolio turnover rate was 12.1% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies The fund pursues its objective by investing in a diversified portfolio of other T. Rowe Price stock and bond funds that represent various asset classes and sectors. The fund is intended for retired investors who seek income and relative stability from bonds along with some capital appreciation potential from stocks. The fund’s “neutral allocations,” which are what T. Rowe Price considers broadly appropriate for investors during their retirement years, are 40% stock funds and 60% bond funds.

These allocations are intended to reflect the need for reduced market risks, lower portfolio volatility, and an income stream throughout retirement. Although the fund is designed for investors already in retirement, you should be aware that it does not decrease its equity holdings and become increasingly conservative over time. As such, you may want to consider a more conservative or more aggressive approach depending on your age and specific stage of retirement. The fund is designed to be part of an investor’s overall retirement strategy, but is not intended as a complete solution to an investor’s retirement needs. While the overall asset mix generally remains consistent over time, tactical decisions may be made by T. Rowe Price to overweight or underweight a particular asset class or sector based on its market outlook. The target allocations assigned to the broad asset classes (Stocks and Bonds), which reflect these tactical decisions resulting from market outlook, are not expected to vary from the neutral allocations by more than plus (+) or minus (-) five percentage (5%) points.

The following table details the way the portfolio is generally expected to be allocated between the asset classes. The table also shows the sectors within those broad asset classes to which the portfolio will have exposure, and the expected allocations to the T. Rowe Price Funds that will be used to represent those sectors. The information in the table represents the fund’s neutral allocations. The target allocations and actual allocations may differ. The fund’s shareholder reports set forth its actual allocations between stock funds and bond funds and to the individual T. Rowe Price Funds.

Summary	3

Retirement Balanced Fund
Asset Class		Sector	Neutral Allocation	Fund(s)
Stocks	40.00%	Domestic Large-Cap Stocks	20.47%	Equity Index 500, Growth Stock, and/or Value
		Domestic Mid-Cap Stocks	3.20	Mid-Cap Growth, Mid-Cap Index, and/or Mid-Cap Value
		Domestic Small-Cap Stocks	2.93	New Horizons, Small-Cap Index, Small-Cap Stock, and/or Small-Cap Value
		International Developed Market Stocks	9.69	International Growth & Income, International Stock, and/or Overseas Stock
		International Emerging Market Stocks	1.71	Emerging Markets Stock
		Inflation Focused Stocks	2.00	Real Assets
Bonds	60.00	Domestic Investment-Grade Bonds	21.00	New Income
		Domestic High Yield Bonds	3.00	High Yield
		International Bonds	3.00	International Bond
		Emerging Market Bonds	3.00	Emerging Markets Bond
		Inflation Focused Bonds	30.00	Limited Duration Inflation Focused Bond

Principal Risks As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund’s share price fluctuates, which means you could lose money by investing in the fund. You may experience losses, including losses near, at, or after the target retirement date. There is no guarantee that the fund will provide adequate income at and through your retirement. The principal risks of investing in this fund are summarized as follows:

Asset allocation risk The fund’s risks will directly correspond to the risks of the underlying funds in which it invests. By investing in many underlying funds, the fund has partial exposure to the risks of many different areas of the market, and the fund’s overall level of risk should decline over time. However, the selection of the underlying funds and the allocation of the fund’s assets among the various asset classes and market sectors could cause the fund to underperform in comparison to other funds with a similar investment objective.

Risks of stock investing Stocks generally fluctuate in value more than bonds and may decline significantly over short periods. As with any fund having equity exposure, the fund’s share price can fall because of overall weakness in the stock market. The value of a stock fund in which the fund invests may decline due to general market conditions or because of factors that affect a particular industry or market sector.

Small- and mid-cap stock risk Investing in small- and mid-cap funds entails greater risk than investing in funds that focus on larger companies. Stocks of smaller companies are usually more volatile than stocks of larger companies because smaller

T. Rowe Price	4

companies usually have more limited financial resources, less experienced management, less publicly available information, and seldom pay significant dividends that could help to cushion returns in a falling market.

Investment style risk Because the fund invests in stock funds with both growth and value characteristics, its share price may be negatively affected if either investing approach falls out of favor. Growth stocks tend to be more volatile than the overall stock market and are more sensitive to changes in current or expected earnings. Value stocks carry the risk that investors will not recognize their intrinsic value for a long time or that they are actually appropriately priced at a low level.

Interest rate risk This is the risk that the prices of, and the income generated by, the debt instruments held by an underlying bond fund may be affected by changes in interest rates. A rise in interest rates typically causes the price of a fixed rate debt instrument to fall and its yield to rise. Conversely, a decline in interest rates typically causes the price of a fixed rate debt instrument to rise and the yield to fall. Generally, underlying funds with longer weighted average maturities or durations carry greater interest rate risk.

Credit risk This is the risk that an issuer of a debt security held by an underlying bond fund could suffer an adverse change in financial condition that results in a payment default, rating downgrade, or inability to meet a financial obligation, thereby negatively affecting the fund’s price or yield. The fund’s exposure to credit risk is increased to the extent it invests in bond funds that hold securities rated as below investment grade, also known as junk bonds. Junk bonds carry a higher risk of default and should be considered speculative.

Liquidity risk This is the risk that an underlying fund may not be able to sell a holding in a timely manner at a desired price. This risk could affect both stock and bond funds in which the fund invests, but typically represents a greater risk for bond funds. Reduced liquidity in the bond markets can result from a number of events, such as limited trading activity, reductions in bond inventory, and rapid or unexpected changes in interest rates. Less liquid markets could lead to greater price volatility and limit an underlying fund’s ability to sell a holding at a suitable price.

International investing risk This is the risk that an underlying fund’s investments in international securities may lose value because of adverse local, political, social, or economic developments overseas, or due to decreases in foreign currency values relative to the U.S. dollar. International securities tend to be more volatile and less liquid than investments in U.S. securities, and are subject to settlement practices and regulatory and financial reporting standards that differ from those of the U.S. The risks are heightened for the underlying funds that focus on emerging markets. In addition to the risks of investing in international developed markets, emerging markets are more susceptible to governmental interference, less efficient trading markets, and the imposition of local taxes or restrictions on gaining access to sales proceeds for foreign investors.

Summary	5

Performance The following performance information provides some indication of the risks of investing in the fund. The fund’s performance information represents only past performance (before and after taxes) and is not necessarily an indication of future results.

The following bar chart illustrates how much returns can differ from year to year by showing calendar year returns and the best and worst calendar quarter returns during those years for the fund’s Investor Class. Returns for other share classes vary since they have different expenses.

The fund’s return for the six months ended 6/30/16 was 4.27%.

The following table shows the average annual returns for each class of the fund that has been in operation for at least one full calendar year, and also compares the returns with a relevant broad-based market index, as well as with the returns of one or more comparative indexes that have investment characteristics similar to those of the fund.

In addition, the table shows hypothetical after-tax returns to demonstrate how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account. After-tax returns are shown only for the Investor Class and will differ for other share classes.

T. Rowe Price	6

Average Annual Total Returns
	Periods ended
	December 31, 2015

	1 Year	5 Years	10 Years	Inception date
Investor Class				09/30/2002
Returns before taxes	-0.74%	4.67%	4.87%
Returns after taxes on distributions	-1.71	3.79	3.81
Returns after taxes on distributions
and sale of fund shares	0.06	3.44	3.52
Advisor Class				10/31/2003
Returns before taxes	-0.92	4.41	4.62
R Class				10/31/2003
Returns before taxes	-1.24	4.15	4.36
S&P Target Date Retirement Income Index (reflects no deduction for fees, expenses, or taxes)	-0.18	4.46	4.25
Combined Index Portfolio (reflects no deduction for fees, expenses, or taxes)[a]	-0.16	4.77	4.43

a Combined Index Portfolio is a blended benchmark composed of 40.00% stocks (28.00% Russell 3000 Index and 12.00% MSCI All Country World Index ex USA), and 60.00% bonds (30.00% Barclays U.S. Aggregate Bond Index and 30.00% Barclays U.S. 1-5 Year Treasury Inflation Protected Securities (TIPS) Index). The percentages will vary over time and the indices may vary over time.

Updated performance information is available through troweprice.com.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price)

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
Jerome A. Clark	Co-Chairman of Investment Advisory Committee	2002	1992
Wyatt A. Lee	Co-Chairman of Investment Advisory Committee	2015	1999

Purchase and Sale of Fund Shares

The fund generally requires a $2,500 minimum initial investment ($1,000 minimum initial investment if opening an IRA, custodial account for a minor, or small business retirement plan account). Additional purchases generally require a $100 minimum. These investment minimums may be waived or modified for financial intermediaries and certain employer-sponsored retirement plans submitting orders on behalf of their customers. Advisor Class and R Class shares may generally only be purchased through a financial intermediary or retirement plan.

For investors holding shares of the fund directly with T. Rowe Price, you may purchase, redeem, or exchange fund shares by mail; by telephone (1-800-225-5132 for IRAs and nonretirement accounts; 1-800-492-7670 for small business retirement plans; and 1-800-638-8790 for institutional investors and financial intermediaries); or, for certain accounts, by accessing your account online through troweprice.com.

Summary	7

If you hold shares through a financial intermediary or retirement plan, you must purchase, redeem, and exchange shares of the fund through your intermediary or retirement plan. You should check with your intermediary or retirement plan to determine the investment minimums that apply to your account.

Tax Information

Any dividends or capital gains are declared and paid annually, usually in December. Redemptions or exchanges of fund shares and distributions by the fund, whether or not you reinvest these amounts in additional fund shares, may be taxed as ordinary income or capital gains unless you invest through a tax-deferred account (in which case you will be taxed upon withdrawal from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202	F145-045 10/1/16